Accumulated Other Comprehensive Income (Loss) Attributable to CNH Global N.V. (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components of accumulated other comprehensive income (loss)
Cumulative translation adjustment	$ (20)	$ 102
Adjustment to recognize the underfunded status of defined benefit plans, net of taxes ($373 million and $370 million, respectively)	(827)	(667)
Deferred losses on derivative financial instruments, net of taxes ($12 million and $20 million, respectively)	(39)	(68)
Unrealized gain on available for sale securities, net of taxes ($(1) million and $(2) million, respectively)	2	3
Total	$ (884)	$ (630)